Exhibit 99.2

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[GRAPHIC]

A Visionary Combination

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An Industry Altering Merger

January 2005

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JOINT NEWS RELEASE

For Immediate Release

Contacts:

Merge eFilm

Richard Linden, President & CEO, 414-977-4665

Scott Veech, Chief Financial Officer, 414-977-4264

Cedara Software Corp.

Abe Schwartz, President &CEO, (905) 672-2101 x2000

Brian Pedlar, Cheif Financial Officer, (905) 672-2101 x2015

MERGE EFILM AND CEDARA SOFTWARE CORP TO MERGE

COMBINATION CREATES MEDICAL IMAGING MARKET LEADER

OFFERING EXPANDED PRODUCTS AND SERVICES AND

ACCELERATED INNOVATION IN THE DIRECT AND OEM CHANNELS

Combined Run-Rate Revenues Exceed $100 Million (CS122 million);

Investor Conference Call Scheduled for 10 a.m. CST to Discuss Transaction

Milwaukee, WI, USA, and Toronto, ON, Canada, January 18, 2005 - Merge Technologies Incorporated (NASDAQ: MRGE), d.b.a. Merge eFilm, a leading global healthcare software and services company, and Cedara Software Corp. (NASDAQ: CDSW/TSX:CDE), a leading independent developer of medical software technologies for the global healthcare market, today announced a definitive agreement to merge in an all-stock transaction.  Upon completion of the transaction, the combined

Safe Harbor Statement

Notice to Investors, Prospective Investors and the Investment Community

Cautionary Information Regarding Forward-Looking Statements

Statements in this presentation regarding the proposed merger of Merge Technologies, (d.b.a. Merge eFilm) and Cedara Software Corp. which are not historical facts, including expectations of financial results for the combined companies (e.g., projections regarding revenue, earnings, cash flow and cost savings), are “forward-looking statements.” All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. Investors are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Important factors upon which the forward-looking statements presented in this release are premised include: (a) receipt of regulatory and shareholder approvals without unexpected delays or conditions; (b) timely implementation and execution of merger integration plans; (c) the ability to implement comprehensive plans for asset rationalization; (d) the successful integration of the IT systems and elimination of duplicative overhead and IT costs without unexpected costs or delays; (e) retention of customers and critical employees; (f) successfully leveraging Merge eFilm/Cedara’s comprehensive product offering to the combined customer base; (g) continued growth at rates approximating recent levels for imaging information systems and other product markets; (h) no unanticipated changes in laws, regulations, regulatory requirements or other industry standards affecting Merge eFilm/Cedara’s businesses which require significant product redevelopment efforts, reduce the market for or value of its products or render products obsolete; (i) no unanticipated developments relating to previously disclosed lawsuits or similar matters; (j) successful management of any impact from slowing economic conditions or consumer spending; (k) no catastrophic events that could impact Merge eFilm/Cedara’s or its major customer’s operating facilities, communication systems and technology or that has a material negative impact on current economic conditions or levels of consumer spending; (l) no material breach of security of any Merge eFilm/Cedara’s systems; and (m) successfully managing the potential both for patent protection and patent liability in the context of rapidly developing legal framework for expansive software patent protection. In addition, the ability of Merge eFilm/Cedara to achieve the expected revenues, accretion and synergy savings also will be affected by the effects of competition (in particular the response to the proposed transaction in the marketplace), the effects of general economic and other factors beyond the control of Merge eFilm/Cedara, and other risks and uncertainties described from time to time in Merge eFilm/Cedara’s public filings with United States Securities and Exchange Commission and Canadian securities regulatory authorities.

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Safe Harbor Statement
Additional Information

Shareholders are urged to read the joint proxy statement/management information circular regarding the proposed transaction when it becomes available, because it will contain important information. Shareholders will be able to obtain a free copy of the joint proxy statement/management information circular, as well as other filings containing information about Merge eFilm and Cedara, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of the joint proxy statement/management information circular and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/management information circular can also be obtained, without charge, by directing a request to Merge eFilm’s Investor Relations Department at Merge eFilm’s principal executive offices located at 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151; telephone number (414) 977-4000. The respective directors and executive officers of Merge eFilm and Cedara may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Merge eFilm’s directors and executive officers is available in Merge eFilm’s proxy statement for its 2004 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 12, 2004, and information regarding Cedara’s directors and executive officers is available in Cedara’s notice of annual meeting and proxy circular for its 2004 annual meeting, which was filed with the Securities and Exchange Commission on September 24, 2004. Additional information regarding the interests of potential participants in the proxy solicitation will be contained in the joint proxy statement/management information circular to be filed with the Securities and Exchange Commission when it becomes available.

An Unmatched
Leader

•                  Largest provider of medical imaging software to the mid market

•                  Small and medium sized hospitals, imaging centers and specialty clinics

•                  Enhanced business growth model

•                  Revenue diversification, lower key account risk, financial synergies

•                  Most comprehensive “one-stop-shop” of medical imaging software products and services

•                  RIS, PACS and Clinical Applications

•                  Largest global OEM supplier of medical imaging software

•                  Largest OEM-supported medical imaging software R&D lab

Combined Scale
and Financial Strength

The largest and most profitable company in the medical imaging software sector

Market Capitalization of Medical Imaging Software Companies

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Approximate Market Capitalization as of 1/17/05

based on historical results

A larger and more profitable company that provides clear financial upside for investors

•                  Annual revenues exceeding $100 million

•                  EBITDA margins > 30% (pre-synergies)

•                  Annual operating cash flow > $20 million

•                  Immediate expense synergies > $3 million

•                  Duplicate public company costs

•                  Non-headcount related cost reductions

•                  Pristine balance sheet

•                  Total net cash balance > $20 million

•                  33.5 million fully diluted shares

Company Profiles

	Merge	Cedara
	eFilm	Software

Symbol	MRGE	CDSW; CDE-TSX
Market Cap(1)	$250 M	$350 M
Shares	13.2 M	31.8 M
Employees	200	350
End User Customers	200+	400+
OEM/VAR Customers	100+	150+
Headquarters	Milwaukee, WI	Toronto, ON
Year Established	1987	1982

(1)       as of 1/17/05 (in USD)

Company Profiles – Summary
of Characteristics

Characteristic	Merge	Cedara	Combined	Note

International OEM Strategy	++	+++++	+++++	Market Leader

US Healthcare Market:
• Image Centers	+++++	++	+++++	Market Leader
• Small/Medium Hospitals	++	++++	++++	Market Leader
• Specialty Clinics	++	++	++++	Market Opportunity
• New Markets – Mammo, Cardio, Ortho, etc...	+	+	++++	Cedara’s Products + Merge eFilm’s Direct Sales strategy

Imaging Software Innovation	++	+++++	+++++	Best in Class

Technology Synergies across Channels	++	+++	++++	Material cross-channel synergies within imaging technologies

US Direct Sales, Marketing & Distribution	++++	+++	+++++	Unmatched Direct Sales & Professional Services Team

Revenues:
• Direct Sales Growth	+++++	++	+++++	Growing 50% Annually
• Service Revenue Annuity	++	++++	+++++	300% Increase
• International OEM	++	+++++	+++++	Market Leader

Challenges:
• Sarbanes-Oxley	Yes	Yes	Reduced	Reduce Materiality
• Key Account Risk	Some	Yes	Reduced	Reduce Risk
• Revenue Diversification	Some	Some	Yes	Reduce Quarterly Fluctuations
• Competition	Yes	Yes	Reduced	Join Forces vs. Compete
• Defense against “GE’s”	Limited	Limited	Strong	Increase Market Position and Strength

How Will The Merger Enhance
Our Direct Sales Strategy?

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Market Opportunity

•                  Target Health Care Market:

•                  Hospitals 50-399 beds 4,193(a)

•                  Imaging Centers 3,511 (b)

•                  75% of diagnostic reads in the market are film-based

•                  Only 25 % of this target market has implemented digital image processing (c)

Sources: (a) American Hospital Association

2001 Hospital Statistics

(b) IMV Limited, 2002 survey

(c) Technology Marketing Group

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North America is the largest market for turnkey PACS

(Picture Archiving and Communications Systems) with total revenues reaching approximately $1 billion in 2003.

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The total North American revenue forecasts for turnkey radiology PACS, 2000-2010.  Revenues are based on products and services delivered.

Source: Frost & Sullivan

Market Trends in
Health Care IT
and Radiology

•                  Continued pressure on cost reduction and operating efficiency

•                  Need for enterprise-wide, secure access to images and information

•                  Continuous shift to digitized health care operations - the electronic patient record

•                  Technological improvements make RIS/PACS financially feasible — especially for our target market

•                  Migration of diagnostic imaging into other specialties, driven by technology advancement and financial gain

•                  Technological advancements in CT, MRI and other modalities create a need for advanced visualization, such as 3D reconstruction, 4D and advanced diagnostic services

The Needs of our
End User Target Market

•                  One-stop-shop for comprehensive business and clinical workflow solutions

•                  Integrated product components

•                  Specific product features

•                  Roadmap depth and innovation speed

•                  Credible vendor and brand recognition

•                  Excellent service capability

•                  References and word-of-mouth testimonials

•                  In short – a safe decision and a long-term partnership with a company that can help them be successful

A Few Companies Stand Out
But There Is No Market Leader

Market lacks comprehensive workflow solutions

COMPANY	PACS	RIS	CLINICAL APPS

Merge eFilm	YES	YES	YES

Cedara / eMed	YES	NO	YES

Amicas	YES	YES	NO

Stentor	YES	NO	NO

Emageon	YES	NO	NO

DR Systems	YES	NO	NO

BRIT Systems	YES	NO	NO

Market Leader Status
Benefits Direct Sales Strategy

Market leader status of combined company:

•                  Prospects add us to their short list prior to making PACS, RIS or Clinical Application decision

•                  This, in turn, should result in higher sales even at current close rates

•                  Merge eFilm also brings to the table its Internet downloadable radiology viewer which identifies even more prospects (the only one in the industry)

•                  Combined Direct Sales strength complemented by SourceOne Partnership = comprehensive market coverage

•                  Cedara brings to the table its major OEM customer credentials (i.e. GE, Philips, Siemens, Toshiba, Hitachi) which greatly impresses mid-market prospects. And improves ability to sell Merge eFilm products globally

How Will The Merger Enhance
Our International OEM Strategy?

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Market Leader Status
Benefits OEM Strategy

•                  As part of the negotiation of a major OEM product development contract, we can offer to sell the resulting product to our direct channel for additional fees

•                  The ability for us to offer OEM customers access to what will be the largest mid-market direct customer base is a significant advantage

•                  OEM customers would thus be able to consider us as a revenue and cost-center issue as opposed to strictly a cost-center issue

•                  Takes the pressure off hard-fought pricing negotiations because we are bringing revenue to the table

•                  Also positions us as the innovation leader by introducing new follow-on products and technologies to our Direct customers

Largest Suite of
Clinical Applications

•                  Cedara:

•                  3D

•                  Mammography

•                  Orthopedics

•                  Nuclear Fusion PET/CT

•                  Cardiology

•                  Merge eFilm: (with Acculmage acquisition)

•                  Virtual Colonoscopy

•                  Calcium Scoring

•                  Lung Nodule Detection

The Transaction

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Key Transaction
Terms

The Largest Transaction in the Healthcare Image Management Software Sector

•                  Each Cedara shareholder will receive 0.587 Merge Common Shares or Exchangeable Shares

•                  17.5% premium to Cedara shareholders based on volume weighted average price for the 20-day period ending Jan. 14, 2005

•                  Cedara options to be replaced by Merge eFilm options

•                  Vesting of options is not accelerated

Exchangeable
Shares Overview

Exchange Rights:	Exchangeable into Merge Common Shares at the option of the holder*

Canadian Property:	Do not count against foreign content basket for pension funds and RRSP’s

Tax-deferred rollover treatment for Canadian tax payers

Terms:	5 Year Sunset, Traded on the TSX

*                 Merge common shares will be exchangeable subject to the effectiveness of an S-3 registration statement.

Management and

Governance

President & CEO:	Rich Linden

Board Member, and Business Advisor	Abe Schwartz

Board of Directors:	3 nominees from Cedara, including Abe Schwartz

Financial Benefits

There will be significant financial benefits to shareholders of both Merge and Cedara

•                  Accretive to Cash EPS in 2005

(exclusive of on-time charges)

•                  Identified Cost Synergies

•                  Public Company Costs

•                  Duplicative Trade Show Costs

•                  Revenue Synergies Anticipated

•                  Cross selling expanded product offering

•                  Accelerate movement into clinical specialties

Timing

Announcement:	January 18

Shareholder Mailing:	End of March/Early April

Shareholder Meetings:	Early Second Quarter

Closing:	Subsequent to Shareholder Meetings

Merger Execution

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Integration Plan

•                  Merge eFilm and Cedara have a proven track record in integrating acquisitions:

•                  Timely decision making at time of Closing

•                  Focus on expense, revenue and operational synergies

•                  Deliver accretive earnings to shareholders

•                  Balance near term operational performance with long-term strategy

•                  Key Integration Plan Components:

•                  Finalize organizational model and leadership team

•                  Timely identification of expense synergies

•                  Support existing customers’ technology suites

•                  Develop roadmap for integrated product portfolio and immediate rationalization of product overlap as appropriate

•                  Sales, Marketing and Distribution – hit the ground running

Financials

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Revenue Growth

Pro Forma Historical Revenue

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	CY 2002	CY 2003	Nine Months Ended 9/03	Nine Months Ended 9/04

Growth	—	17.6%	—	38.7%

Operating Income

Pro Forma Historical EBITDA

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	CY 2002	CY 2003	Nine Months Ended 9/03	Nine Months Ended 9/04

Growth	7.0%	19.3%	15.0%	29.3%

Recent Financial

Performance

[CHART]

[CHART]

Balance Sheet
Highlights

(in USD)

• Cash	$40	M

• Debt	$19	M

• Deferred Revenue	$13	M

• Shareholders’ Equity	$450	M

Appendix

(Merge & Cedara Overviews)

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Overview of Cedara

•                  Cedara develops software for all stages of Medical Imaging Workflow…

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Medical Device Operating Consoles	PACS - Picture Archiving & Communication Systems	Clinical Applications	Image Guided Surgery

OEM	OEM	OEM	OEM

…Across Multiple Imaging Modalities

MR		Ultrasound		CT
[GRAPHIC]	Nuclear Medicine	[GRAPHIC]	XRAY (DR/CR/FD)	[GRAPHIC]
	[GRAPHIC]		[GRAPHIC]

Fluoroscopy [GRAPHIC]		Mammography [GRAPHIC]	PET-CT [GRAPHIC]

Cedara Software
and Customers

[GRAPHIC]	•	Pioneered many imaging advances

[GRAPHIC]	•	Cedara software installed on 20,000 medical imaging devices worldwide

[GRAPHIC]	•	30% of MRIs currently shipped contain Cedara software

[GRAPHIC]	•	4,600 Picture Archiving & Communication Systems (PACS) licenses

[GRAPHIC]	•	New technology in R&D Lab

[GRAPHIC]

Cedara
Sales Strategies

Cedara voted “The fastest growing company of 2004” by Frost & Sullivan

•                  Market Presence - Direct Sales Customers

•                  400+ PACS customers

•                  2600 Teleradiology solutions

•                  Market Presence – OEM

•                  150+

Merge eFilm Overview

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Merge eFilm

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•                  A global healthcare software and services company

•                  Focused on accelerating the productivity of imaging centers, small- to medium- sized hospitals and clinics

•                  A suite of RIS/PACS products that efficiently streamline, integrate and distribute image and information workflow across the healthcare enterprise.

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Merge eFilm
Value Proposition

Focus on Clinical and Business Value That Serves Customer Needs

•                  Facilitate transition from paper and film-based process to fully automated and digitized flow of diagnostic images and information across the health care enterprise

•                  Increase productivity

•                  Mitigate costs

•                  Improve quality of care

•                  Improve services to referring physicians

•                  Optimize financial reimbursement

Merge eFilm
Overview

FUSION: Solutions for Every Workflow Need

[GRAPHIC]	Billing

Registration

Scheduling

Dictation
FUSION
[GRAPHIC]	Document	RIS
Management

Technologist
Workflow

[GRAPHIC]	Radiologist		FUSION
	Workflow		RIS/PACS

Archiving

	Image	FUSION
	Visualization	PACS

[GRAPHIC]	Image/Report
Distribution
(LAN/WAN)

Image/Report
Distribution
(WEB)

Fastest Growing Customer Base in the Sector

•                  Market Presence - Direct Sale Customers

•                  200+ FUSION RIS, PACS and RIS/PACS Customers, representing approximately 390 healthcare facilities

•                  50,000+ eFilm Workstation users - market leader in diagnostic imaging software

•                  500+ healthcare organizations using Merge eFilm component and connectivity products

Overview of Merge eFilm

[GRAPHIC]

•                  eFilm Workstation

•                  Distributed online via website

•                  50,000+ eFilm Workstation users world-wide

•                  eFilm e-commerce Strategy:

•                  Branding and market presence

•                  Own the physician desktop

•                  Generate add-on sale opportunities for the FUSION RIS, PACS and RIS/PACS Solutions

A Visionary Combination

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Thank You